Post balance sheet events	12 Months Ended
Sep. 30, 2021
Post balance sheet events
Post balance sheet events

26.    Post balance sheet events

Pursuant to the terms of the Business Combination, if at any time during the three years following the closing of the Business Combination, the closing price of the Company’s ordinary shares during such period was equal to or exceeded $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days during a 30 consecutive trading day period (the “Earnout Condition”), the Arqit Limited Shareholders were entitled to be issued a further 10,000,000 ordinary shares of the Company (the “Earnout Shares”). On October 5, 2021, the Earnout Condition was met, and therefore on October 6, 2021, the Earnout Shares were issued to the Arqit Limited Shareholders. The Earnout Shares are subject to the Amended and Restated Lock-Up Agreements.